UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2004

                            TradeStation Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        0-31049                                                  65-0977576
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

          8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324
             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (954) 652-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.           Exhibit Description
            -----------           -------------------

            99                    Press Release dated February 10, 2004.

Item 12. Results of Operations and Financial Condition.

      TradeStation Group, Inc. (the "Company") reported its financial results for its fourth quarter and year ended December 31, 2003. The Company also released, along with its results, a 2004 Business Outlook. A copy of the Company's press release issued on February 10, 2004 concerning the foregoing results and the 2004 Business Outlook is furnished as part of this report.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRADESTATION GROUP, INC.

Date: February 10, 2004             By: /s/ David H. Fleischman
                                        ----------------------------------------
                                        David H. Fleischman
                                        Chief Financial Officer,
                                         Vice President of Finance and Treasurer

                                  EXHIBIT INDEX

         Exhibit No.              Exhibit Description
         -----------              -------------------

         99                       Press Release dated February 10, 2004.